Exhibit 10.1d

AMENDMENT NO. 2

TO

CREDIT AGREEMENT

This AMENDMENT NO. 2 to CREDIT AGREEMENT, dated as of April 16, 2007 (this “Amendment”), is entered into among CRC HEALTH GROUP, INC., a Delaware corporation (“Holdings”), CRC HEALTH CORPORATION, a Delaware corporation (the “Borrower”), CITIBANK, N.A., in its capacity as administrative agent for the Lenders and as collateral agent for the Secured Parties (in such capacity, the “Administrative Agent”) and the Lenders listed on the signature pages hereto, and amends the Credit Agreement dated as of February 6, 2006 and as amended and restated as of November 17, 2006 (as amended to the date hereof and as the same may be further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”) entered into among Holdings, the Borrower, the institutions from time to time party thereto as Lenders (the “Lenders”), the Administrative Agent and the other Agents and Arrangers named therein. Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed to them in the Credit Agreement.

W I T N E S S E T H:

WHEREAS, the Borrower has requested that the Lenders amend the Credit Agreement to effect the changes described below;

NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration (the receipt and sufficiency of which is hereby acknowledged), the parties hereto hereby agree as follows:

Section 1. Amendments to the Credit Agreement. The Credit Agreement is, effective as of the Amendment No. 2 Effective Date, amended as follows:

(a) Section 1.01 of the Credit Agreement is hereby amended by deleting clause (a) of the definition of “Applicable Rate” contained therein in its entirety and replacing it with the following:

“(a) with respect to Term Loans, (i) for Eurocurrency Rate Loans, 2.25% and (ii) for Base Rate Loans, 1.25%; provided that on and after such time as Borrower’s corporate family rating from Moody’s is at least B1 (with stable or better outlook) then (regardless of any changes to such rating thereafter) a percentage per annum equal to (x) for Eurocurrency Rate Loans, 2.00% and (y) for Base Rate Loans, 1.00%. Any change in the Applicable Rate resulting from a change in the corporate family rating from Moody’s shall become effective as of the first Business Day immediately following the formal publication by Moody’s of such change.”

(b) Section 2.05 of the Credit Agreement is hereby amended by adding thereto a new clause (d) as follows:

“(d) Notwithstanding the foregoing, any mandatory prepayment pursuant to Section 2.05(b)(iii) or optional prepayment of Term Loans that results in the prepayment of all, but not less than all, of the outstanding Term Loans prior to the one year anniversary of the Amendment No. 2 Effective Date with the proceeds of new term loans (including without limitation any Replacement Term Loans) under this Agreement that have an applicable margin that is less than the Applicable Margin for Term Loans, as of the Amendment No. 2 Effective Date, may only be made if each Term Lender is paid a prepayment premium of 1% of the principal amount of such Lender’s Term Loans. As used herein, “Amendment No. 2 Effective Date” means April 16, 2007, the date Amendment No. 2 to this Agreement became effective.”

(c) Section 3.07(d) of the Credit Agreement is hereby amended by adding to the end of such Section a new sentence as follows:

“In addition, this Section 3.07(d) may only be utilized with respect to a Non-Consenting Lender in respect of any amendment to this Agreement after the Amendment No. 2 Effective Date and prior to the one year anniversary of the Amendment No. 2 Effective Date that has the effect of reducing the Applicable Margin for any Term Loan if such Non-Consenting Lender is paid a fee equal to 1% of the principal amount of such Lender’s Term Loans being replaced and repaid.”

Section 2. Conditions Precedent to the Effectiveness of this Amendment

This Amendment shall become effective as of the date first written above when, and only when, each of the following conditions precedent shall have been satisfied or waived (the “Amendment No. 2 Effective Date”) by the Administrative Agent:

(a) Executed Counterparts. The Administrative Agent shall have received this Amendment, duly executed by Holdings, the Borrower, the Administrative Agent, the Required Lenders and each of the Term Lenders;

(b) Corporate and Other Proceedings. All corporate and other proceedings, and all documents, instruments and other legal matters in connection with the transactions contemplated by this Amendment shall be reasonably satisfactory in all respects to the Administrative Agent; and

(c) Fees and Expenses Paid. The Borrower shall have paid all reasonable out-of-pocket costs and expenses of the Administrative Agent in connection with the preparation, reproduction, execution and delivery of this Amendment (including, without limitation, the reasonable fees and out-of-pocket expenses of counsel for the Administrative Agent with respect thereto) and all other costs, expenses and fees due under any Loan Document or other fee letter with the Administrative Agent.

Section 3. Representations and Warranties

On and as of the Amendment No. 2 Effective Date, after giving effect to this Amendment, the Borrower hereby represents and warrants to the Administrative Agent and each Lender as follows:

(a) this Amendment has been duly authorized, executed and delivered by the Borrower and Holdings and constitutes the legal, valid and binding obligations of the Borrower and Holdings enforceable against the Borrower and Holdings in accordance with its terms and the Credit Agreement as amended by this Amendment and constitutes the legal, valid and binding obligation of the Borrower and Holdings enforceable against the Borrower and Holdings in accordance with its terms except as such enforceability may be limited by Debtor Relief Laws and by general principles of equity;

(b) each of the representations and warranties contained in Article V (Representations and Warranties) of the Credit Agreement and each other Loan Document is true and correct in all material respects on and as of the Amendment No. 2 Effective Date, as if made on and as of such date and except to the extent that such representations and warranties specifically relate to a specific date, in which case such representations and warranties shall be true and correct in all material respects as of such specific date; provided, however, that references therein to the “Credit Agreement” shall be deemed to refer to the Credit Agreement as amended hereby and after giving effect to the consents and waivers set forth herein; and

(c) no Default or Event of Default has occurred and is continuing.

Section 4. Fees and Expenses

The Borrower and each other Loan Party agrees to pay on demand in accordance with the terms of Section 10.04 (Attorney Costs, Expenses and Taxes) of the Credit Agreement all reasonable out-of-pocket costs and expenses of the Administrative Agent in connection with the preparation, reproduction, execution and delivery of this Amendment (including, without limitation, the reasonable fees and out-of-pocket expenses of counsel for the Administrative Agent with respect thereto).

Section 5. Reference to the Effect on the Loan Documents

(a) As of the Amendment No. 2 Effective Date, each reference in the Credit Agreement to “this Agreement,” “hereunder,” “hereof,” “herein,” or words of like import, and each reference in the other Loan Documents to the Credit Agreement (including, without limitation, by means of words like “thereunder”, “thereof” and words of like import), shall mean and be a reference to the Credit Agreement as amended hereby, and this Amendment and the Credit Agreement shall be read together and construed as a single instrument. Each of the table of contents and lists of Exhibits and Schedules of the Credit Agreement shall be amended to reflect the changes made in this Amendment as of the Amendment No. 2 Effective Date.

(b) Except as expressly amended hereby or specifically waived above, all of the terms and provisions of the Credit Agreement and all other Loan Documents are and shall remain in full force and effect and are hereby ratified and confirmed.

(c) The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of the Lenders, the Borrower, Joint Lead Arrangers or the Agents under any of the Loan Documents, nor constitute a waiver or amendment of any other provision of any of the Loan Documents or for any purpose except as expressly set forth herein.

(d) This Amendment is a Loan Document.

Section 6. Execution in Counterparts

This Amendment may be executed in any number of counterparts and by different parties in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are attached to the same document. Delivery of an executed counterpart by telecopy shall be effective as delivery of a manually executed counterpart of this Amendment.

Section 7. Governing Law

This Amendment shall be governed by and construed in accordance with the law of the State of New York.

Section 8. Section Titles

The section titles contained in this Amendment are and shall be without substantive meaning or content of any kind whatsoever and are not a part of the agreement between the parties hereto, except when used to reference a section. Any reference to the number of a clause, sub-clause or subsection of any Loan Document immediately followed by a reference in parenthesis to the title of the section of such Loan Document containing such clause, sub-clause or subsection is a reference to such clause, sub-clause or subsection and not to the entire section; provided, however, that, in case of direct conflict between the reference to the title and the reference to the number of such section, the reference to the title shall govern absent manifest error. If any reference to the number of a section (but not to any clause, sub-clause or subsection thereof) of any Loan Document is followed immediately by a reference in parenthesis to the title of a section of any Loan Document, the title reference shall govern in case of direct conflict absent manifest error.

Section 9. Notices

All communications and notices hereunder shall be given as provided in the Credit Agreement.

Section 10. Severability

The fact that any term or provision of this Agreement is held invalid, illegal or unenforceable as to any person in any situation in any jurisdiction shall not affect the validity, enforceability or legality of the remaining terms or provisions hereof or the validity, enforceability or legality of such offending term or provision in any other situation or jurisdiction or as applied to any person.

Section 11. Successors

The terms of this Amendment shall be binding upon, and shall inure to the benefit of, the parties hereto and their respective successors and assigns.

Section 12. Waiver of Jury Trial

EACH OF THE PARTIES HERETO IRREVOCABLY WAIVES TRIAL BY JURY IN ANY ACTION OR PROCEEDING WITH RESPECT TO THIS AMENDMENT OR ANY OTHER LOAN DOCUMENT.

[SIGNATURE PAGES FOLLOW]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers and general partners thereunto duly authorized, as of the date first written above.

CRC HEALTH GROUP, INC., as Holdings

By:
Name:
Title:

CRC HEALTH CORPORATION, as the Borrower

By:
Name:
Title:

CRC Credit Agreement

Amendment No. 2

CITIBANK, N.A., as Administrative Agent and Lender

By:
Name:
Title:

CRC Credit Agreement

Amendment No. 2